Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

Note 10: Income Taxes

The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2012, 2011, and 2010 are as follows:

	2012	2011	2010
	(in millions)
The Netherlands source	$14	$32	$17
Foreign sources	1,438	1,119	399

Income before taxes and equity in income of unconsolidated subsidiaries and affiliates	$1,452	$1,151	$416

The provision for income taxes for the years ended December 31, 2012, 2011, and 2010 consisted of the following:

	2012	2011	2010
	(in millions)
Current income taxes	$488	$217	$105
Deferred income taxes	(65)	126	(28)

Total income tax provision	$423	$343	$77

A reconciliation of CNH’s statutory and effective income tax rate for the years ended December 31, 2012, 2011, and 2010 is as follows:

	2012	2011	2010
Tax provision at the Netherlands statutory rate	25%	25%	26%
Foreign income taxed at different rates	7	9	15
Change in valuation allowance	—	(3)	(9)
Withholding taxes	2	3	6
Tax contingencies	3	(1)	(16)
Tax credits and incentives	(9)	(4)	(10)
Tax rate and legislative changes	—	1	6
Other	1	—	1

Total income tax provision	29%	30%	19%

During 2012, CNH reduced net tax contingencies by approximately $31 million as a result of the settlement of certain tax examinations. In addition, CNH released $45 million of valuation allowances on deferred tax assets in certain jurisdictions, where it was deemed more likely than not that the assets will be realized based on available evidence.

The components of net deferred tax assets as of December 31, 2012 and 2011 are as follows:

	2012	2011
	(in millions)
Deferred tax assets:
Pension, postretirement and post employment benefits	$491	$535
Marketing and sales incentive programs	355	317
Allowance for credit losses	146	128
Inventories	124	86
Warranty and campaigns	101	79
Accrued liabilities	344	318
Tax loss carry forwards	555	542
Less: Valuation allowances	(474)	(443)

Total deferred tax assets	$1,642	$1,562

Deferred tax liabilities:
Other intangible assets	190	197
Property, plant and equipment	355	340
Inventories	103	99
Other	84	54

Total deferred tax liabilities	732	690

Net deferred tax assets	$910	$872

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2012 and 2011 as follows:

	2012	2011
	(in millions)
Current deferred tax asset	$659	$645
Other assets	447	542
Other accrued liabilities	(59)	(129)
Other liabilities	(137)	(186)

Net deferred tax asset	$910	$872

CNH has tax loss carry forwards in a number of tax jurisdictions. The years in which these tax losses expire are as follows: $3 million in 2013; $8 million in 2014; $2 million in 2015; $12 million in 2016; $22 million in 2017; $8 million in 2018; $69 million with expiration dates from 2019 through 2032. CNH also has tax loss carry forwards of approximately $1 billion with indefinite lives. Certain countries have a “change in ownership” rule that results in forfeiture of tax loss carry forwards. Due to the Fiat demerger, on January 1, 2011, CNH forfeited nearly $1 billion of tax loss carry forwards that were offset by full long-standing valuation allowances, principally relating to Germany.

CNH formerly participated in tax sharing agreements with other Fiat Group companies in the U.K. and Italy. These agreements allow tax losses generated in one company to offset the income of the other companies within the Fiat Group. Due to the Fiat demerger, CNH now participates in tax sharing agreements in the U.K. and Italy with companies in the Fiat Industrial Group. CNH derived $15 million, $61 million and $66 million for the years ended December 31, 2012, 2011 and 2010 of tax benefit from the tax sharing agreements.

A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2012	2011
	(in millions)
Balance, beginning of year	$305	$312
Additions based on tax positions related to the current year	72	36
Additions for tax positions of prior years	2	36
Reductions for tax positions of prior years	(81)	(53)
Reductions for tax positions as a result of lapse of statute	(3)	(25)
Settlements	(26)	(1)

Balance, end of year	$269	$305

The total amount of tax contingencies, if recognized, would affect the total income tax provision by $144 million and $117 million for 2012 and 2011, respectively.

The remaining tax contingencies included in the balance sheet at December 31, 2012 are principally related to tax positions for which there are offsetting tax receivables or tax contingencies related to timing items. Based on worldwide tax audits which are scheduled to close over the next twelve months, the Company expects to have decreases of approximately $146 million and increases of approximately $43 million to tax contingencies primarily related to transfer pricing. These changes in tax contingencies are not expected to have a material impact on the effective tax rate due to compensating adjustments to related tax receivables.

Included in the balance at December 31, 2012, are $5 million of tax positions for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. The disallowance of a shorter deductibility period would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2012, 2011 and 2010, the Company recognized approximately $(9) million, $(5) million and $(18) million in interest and penalties, respectively. The Company had approximately $41 million, $48 million and $55 million for the payment of interest and penalties accrued at December 31, 2012, 2011 and 2010, respectively.

In the third quarter of 2012, New Holland Fiat (India) Pvt. Ltd (NHFIPL) lost its Indian Supreme Court case regarding the amount of excise tax duty imposed on the valuation of motor vehicles for the period April 1998 through June 2001. See "Note 21: Related Party Information" for additional information.

On January 2, 2013, President Obama signed The American Taxpayer Relief Act of 2012 (H.R. 8) legislation which extended many of the tax provisions that expired in 2011 or 2012. For financial reporting purposes, the tax impact of this legislation is taken into account in the quarter in which the legislation is enacted by Congress and signed into law by the President. Since President Obama signed the bill on January 2, 2013, the financial reporting for these legislative changes will occur in the first quarter of 2013. Therefore, for 2012, no tax benefit will be recorded for the research and development tax credit and due to the expiration of certain Subpart F provisions in 2012, the expiration of the active financing income exception is reflected in the 2012 results. In the first quarter of 2013, the full 2012 research and development tax credit will be recorded as a discrete tax benefit item and the benefit of the 2012 active financing income exception will be recorded. The total tax impact to the first quarter of 2013 is estimated to be approximately $9 million.

In the first quarter of 2010, the U.S. Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively the “Health Care Acts”) were signed into law. The Health Care Acts contain a provision eliminating tax deductibility of retiree health care costs to the extent of federal subsidies received by plan sponsors that provide retiree prescription drug benefits equivalent to Medicare Part D coverage. However, the tax benefit related to the Medicare Part D subsidies would be extended until December 31, 2012. For all tax years ending after December 31, 2012 there would no longer be a tax benefit for the Medicare Part D subsidies. Therefore, the impact to the Company for the loss of this future tax benefit (after December 31, 2012) was an additional tax expense of $22 million recorded in 2010.

During 2012, certain jurisdictions enacted changes to their respective income tax legislation that have an impact on the Company. Effective on January 1, 2011, the Netherlands reduced its corporate income tax rate from 25.5% to 25%. In addition to changes in statutory tax rates, certain countries enacted legislation limiting the amount of loss carryforwards that can offset taxable income. During 2012, France announced the Amended Finance Act of 2013. Under the new provisions, the amount of losses that can be utilized in the current year would be limited to 50% of the current year taxable profits that exceed €1 million. During 2011, Law Decree n. 98/2011 which repealed the five-year carryforward rules and allows only 80% of the fiscal year’s taxable income to be offset by ordinary losses, was enacted by the Italian parliament. Therefore, an Italian company must pay IRES federal tax on at least 20% of its taxable income starting in 2011.

On July 17, 2012, the UK Finance Act 2012 received Royal Assent passing into law a number of tax measures including the tax rate reduction, controlled foreign corporation reform and the introduction of the “patent box” regime. The key measure is a phased-in 2% reduction to the corporate income tax rate. The reduction to 22% for the year beginning April 1, 2014 is expected to be included in the Finance Act 2013 and be substantively enacted in 2013. Pursuant to ASC 740-10-25-47, deferred taxes are required to be measured using the tax laws and rates that are fully enacted (rather than substantially enacted) as of the balance sheet date. The effect of changes in tax laws, including those with retroactive application, should be recorded in the financial reporting period that includes the enactment date with the entire tax effect of a change allocated to continuing operations. The deferred tax balances have been adjusted for the enacted 23% tax rate change. The U.K. budget was presented on December 5, 2012 and proposed a further reduction in the corporate income tax to 21% from April 2014.

The Company files income tax returns in various foreign jurisdictions, of which the U.S., Brazil, Australia, Canada, Switzerland and certain countries in the European Union represent the major tax jurisdictions. The Company is currently under tax examinations by various taxing authorities for years 2001 through 2011 that are anticipated to be completed by the end of 2014. During 2012, the Company settled various tax examinations and has made cash payments of approximately $26 million. Certain taxing authorities have proposed adjustments to the Company for certain tax positions and the Company is currently engaged in competent authority proceedings. The Company anticipates that it is reasonably possible to reach a settlement by the end of 2014. The potential tax deficiency assessment could result in cash payments in the range of $40 to $45 million. The Company has provided for tax contingencies and related competent authority recovery. The Company does not believe that the resolution of the competent authority proceedings will have a material adverse effect on the Company’s financial position or its results of operations.

The Company has not provided deferred taxes on $4.2 billion undistributed earnings of non-Netherlands’ subsidiaries at December 31, 2012, as the Company’s intention continues to be to indefinitely reinvest these earnings in non-Netherlands operations. In order to better align the Company’s global equity structure, Case New Holland Inc. distributed $2 billion to CNH Global N.V. in a non-recurring distribution on December 22, 2011. This distribution is subject to a 5% U.S. withholding tax, which resulted in a $32 million tax expense for 2011.